UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2024
DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Denny's Corporation (the "Company") was held on May 15, 2024. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the eight director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2024, (3) adopted the advisory resolution approving the executive compensation of the Company, (4) voted against the stockholder proposal requesting the Company to disclose its current greenhouse gas emissions, emissions data for any previous year during which they've been measured, and targets for further reducing its emissions with progress meeting the goals to be disclosed regularly, (5) voted against the stockholder proposal requesting the Company to publish measurable, time-bound targets for eliminating (or at least significantly reducing) gestation crates in its pork supply and regularly report progress meeting them.

The voting results were as follows:

1.Election of eight (8) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Bernadette S. Aulestia	42,244,238	3,159,845	13,798	2,074,444
Olu Beck	45,251,497	152,359	14,025	2,074,444
Gregg R. Dedrick	43,907,388	1,499,246	11,247	2,074,444
José M. Gutiérrez	43,941,489	1,465,096	11,296	2,074,444
Brenda J. Lauderback	42,164,815	3,242,337	10,729	2,074,444
John C. Miller	44,031,847	1,371,756	14,278	2,074,444
Kelli F. Valade	44,083,045	1,321,026	13,810	2,074,444
Laysha Ward	42,118,082	3,288,821	10,978	2,074,444

2.A proposal to ratify the selection of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the fiscal year ending December 25, 2024:

For	Against	Abstain
46,127,399	1,356,536	8,390

3.An advisory resolution to approve the executive compensation of the Company:

For	Against	Abstain	Broker Non-Votes
44,148,323	1,246,097	23,461	2,074,444

4.     A proposal that requests the Company to disclose its current greenhouse gas ("GHG") emissions, emissions data for any previous year during which they've been measured, and targets for further reducing its emissions with progress meeting the goals to be disclosed regularly:

For	Against	Abstain	Broker Non-Votes
21,766,989	21,889,422	1,761,470	2,074,444

5.     A proposal that requests the Company to publish measurable, time-bound targets for eliminating (or at least significantly reducing) gestation crates in its pork supply and regularly report progress meeting them:

For	Against	Abstain	Broker Non-Votes
9,675,943	33,980,147	1,761,791	2,074,444

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 17, 2024	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer